Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 145,374,481.80
Previously Paid Amount	0.00
Total Fee Amount	41.04
Total Offset Amount	0.00
Net Fee	$ 41.04
Final Prospectus	false